UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2022

Spruce Power Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38971	83-4109918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47000 Liberty Drive Wixom, MI	48393
(Address of principal executive offices)	(Zip Code)

(617) 718-0329

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 15, 2022, Spruce Power Holding Corporation (formerly known as XL Fleet Corp., the “Registrant”) filed a Current Report on Form 8-K reporting that on September 9, 2022 the Registrant completed its acquisition of Spruce Holding Company 1 LLC, Spruce Holding Company 2 LLC, Spruce Holding Company 3 LLC, and Spruce Manager, LLC (collectively and together with their subsidiaries, “Spruce Power”) pursuant to a Membership Interest Purchase and Sale Agreement (the “Purchase Agreement”), dated September 9, 2022, by and among the Registrant, SF Solar Blocker 2 LLC, SF Solar Blocker 3 LLC, Spruce Holding Company 3 Holdco LLC and HPS Investment Partners, LLC.

This Current Report on Form 8-K/A amends the original Form 8-K to provide the historical financial statements of Spruce Power required under Item 9.01(a) of Form 8-K and the pro forma financial information required under Item 9.01(b) of Form 8-K. Except as set forth herein, this amendment does not amend, modify or update the disclosure contained in the original Form 8-K (including the exhibits thereto).

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The audited combined consolidated financial statements of Spruce Power as of and for the years ended December 31, 2021 and 2020, with the accompanying notes, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein. The unaudited combined consolidated financial statements of Spruce as of and for the six months ended June 30, 2022 and the comparative interim period of the prior year, with the accompanying notes, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein. The consent of Spruce Power’s independent auditors is attached hereto as Exhibit 23.1.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements of the Registrant and Spruce Power for the six months ended June 30, 2022 and for the year ended December 31, 2021 are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Independent Auditors.
99.1	Audited Combined Consolidated Financial Statements of Spruce Holding Company 1, LLC, Spruce Holding Company 2, LLC, Spruce Holding Company 3, LLC, and Spruce Manager, LLC as of and for the years ended December 31, 2021 and 2020 and notes thereto.
99.2	Unaudited Combined Condensed Consolidated Financial Statements of Spruce Holding Company 1, LLC, Spruce Holding Company 2, LLC, Spruce Holding Company 3, LLC, and Spruce Manager, LLC as of and for the six months ended June 30, 2022 and the comparative interim period of the prior year, and notes thereto.
99.3	Unaudited Pro Forma Condensed Combined Financial Statements for the six months ended June 30, 2022 and for the year ended December 31, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

[Signature Page Follows]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRUCE POWER HOLDING CORPORATION

Date: November 22, 2022	By:	/s/ Stacey Constas
	Name:	Stacey Constas
	Title:	General Counsel

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